Exhibit 10.12
ASSIGNMENT AND ASSUMPTION AGREEMENT
(Amended and Restated Refined Product Pipelines and Terminals Agreement)
     This Assignment and Assumption Agreement (the “Agreement”) is effective as of 12:01 a.m., Eastern time, on January 1, 2011 (the “Effective Time”) by and between Navajo Refining Company, L.L.C., a Delaware limited liability company (“Navajo”), Holly Refining & Marketing-Woods Cross, a Delaware corporation (“Woods Cross” and together with Navajo, “Assignors”), and Holly Refining & Marketing Company LLC, a Delaware limited liability company (“Assignee”). Assignors and Assignee are referred to herein collectively as the “Parties”.
RECITALS
     Assignors desire to assign to Assignee and Assignee desires to assume that certain First Amended and Restated Refined Product Pipelines and Terminals Agreement, dated December 1, 2009, to be effective as of February 1, 2009, by and among Navajo, Woods Cross, Holly Energy Partners-Operating, L.P., HEP Pipeline Assets, Limited Parntership, HEP Pipline, L.L.C., HEP Refining Assets, L.P., HEP Refining, L.L.C., HEP Mountain Home, L.L.C., and HEP Woods Cross, L.L.C. (the “Pipelines and Terminals Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in the Pipelines and Terminals Agreement.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:
ASSIGNMENT
     1. Assignment. Each Assignor hereby assigns all of its right, title and interest in and to the Pipelines and Terminals Agreement to Assignee.
     2. Assumption. Assignee hereby assumes and agrees to be solely responsible for the payment, performance and discharge when due of all liabilities and obligations of each Assignor arising pursuant to the Pipelines and Terminals Agreement.
     3. Guaranty by Holly. Holly Corporation (“Holly”) hereby acknowledges and agrees that for purposes of Section 13 of the Pipelines and Terminals Agreement, Holly’s obligations to guarantee the “Holly Payment Obligations” of Assignors will continue after the date hereof and following the date hereof, such term shall apply to and include the obligations assigned hereunder to and assumed hereunder by Assignee.
     4. Further Assurances. Each Party covenants and agrees that, subsequent to the execution and delivery of this Agreement and without any additional consideration, each Party will execute and deliver any further legal instruments and perform any acts that are or may
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become necessary to effectuate the purposes of this Agreement.
     5. Binding Effect. This Agreement is binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.
     6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without reference to the principles of conflicts of laws or any other principle that could result in the application of the laws of any other jurisdiction.
     7. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.
     8. Captions. The captions section numbers in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.
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     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date set forth above.

ASSIGNORS:

NAVAJO REFINING COMPANY, L.L.C.

By:	/s/ Gary B. Fuller
Name: Gary B. Fuller
Title: Sr. VP, Refinery Operations

HOLLY REFINING & MARKETING COMPANY-WOODS CROSS

By:	/s/ Gary B. Fuller
Name: Gary B. Fuller
Title: Sr. VP, Refinery Operations

ASSIGNEE:

HOLLY REFINING & MARKETING COMPANY LLC

By:	/s/ Bruce R. Shaw
Name: Bruce R. Shaw
Title: Sr. VP & CFO
[Signature Page to Assignment and Assumption Agreement]

ACKNOWLEDGED AND AGREED
FOR PURPOSES OF Section 3:

HOLLY CORPORATION

By:	/s/ David L. Lamp
Name: David L. Lamp
Title: President
[Signature Page to Assignment and Assumption Agreement]